                             LETTER OF TRANSMITTAL

                               EPIC RESORTS, LLC
                               EPIC CAPITAL CORP.


                               OFFER TO EXCHANGE
             13% SENIOR SECURED REDEEMABLE NOTES DUE 2005, SERIES B
                          FOR ANY AND ALL OUTSTANDING
             13% SENIOR SECURED REDEEMABLE NOTES DUE 2005, SERIES A
              PURSUANT TO THE PROSPECTUS, DATED NOVEMBER 12, 1998.



--------------------------------------------------------------------------------
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME,
          ON DECEMBER 10, 1998 UNLESS EXTENDED (THE "EXPIRATION DATE").

--------------------------------------------------------------------------------

   MAIL DELIVERY TO: United States Trust Company of New York, EXCHANGE AGENT

                                    BY MAIL:

                    United States Trust Company of New York
                          P.O. Box 844, Cooper Station
                            New York, NY 10276-0844
                      Attention: Corporate Trust Services

                 BY HAND:                             BY OVERNIGHT DELIVERY:
 United States Trust Company of New York     United States Trust Company of New York
        111 Broadway, Lower Level                    770 Broadway, 13th Floor
            New York, NY 10006                          New York, NY 10003
   Attention: Corporate Trust Services         Attention: Corporate Trust Services

                           BY FACSIMILE TRANSMISSION
                        (For Eligible Institutions Only)
                                 (212) 420-6152
                              Confirm By Telephone
                                 1-800-548-6565

--------------------------------------------------------------------------------
        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
                   ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
--------------------------------------------------------------------------------

     NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING
                             INSTRUCTIONS CAREFULLY


    The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated November 12, 1998 (the "Prospectus"), of Epic Resorts, LLC, a Delaware limited liability company and Epic Capital Corp., a Delaware corporation (collectively referred to as the "Issuers"), and this Letter of Transmittal (the "Letter"), which together constitute the Issuers' offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $130.0 million of their 13% Senior Secured Redeemable Notes due 2005, Series B (the "New Notes") for a like principal amount of their issued and outstanding 13% Senior Secured Redeemable Notes due 2005, Series A (the "Old Notes") from the holders (the "Holders") thereof. Capitalized terms used but not defined herein have the meanings given to them in the Exchange Offer.

    For each Old Note accepted for exchange, the Holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. No interest will be payable on the Old Notes on the date of the exchange for the New Notes and Old Notes accepted for exchange will cease to accrue interest from and after the consummation of the Exchange Offer, therefore no interest will be paid thereon to the Holders at such time. Each New Note will bear interest at 13% per annum and will be payable in cash semiannually in arrears on each December 15 and June 15, commencing on December 15, 1998. Holders of Old Notes accepted for exchange will be deemed to have waived the right to receive any other payment of interest on the Old Notes. The Issuers reserve the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Issuers shall notify the Holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.


    This Letter is to be completed by a Holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.


    ------------------------------------------------------------------------------------------
                                     DESCRIPTION OF OLD NOTES
    ------------------------------------------------------------------------------------------
 NAME AND ADDRESS OF REGISTERED HOLDER AS IT
               APPEARS ON THE                   CERTIFICATE NUMBER(S)     PRINCIPAL AMOUNT OF OLD
13% SENIOR SECURED REDEEMABLE NOTES DUE 2005,          OF OLD                      NOTES
                  SERIES A                       NOTES TRANSMITTED*            TRANSMITTED**

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------


* Need not be completed if Old Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
    Name of Tendering Institution ______________________________________________
    Account Number ______________    Transaction Code Number____________________

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:
    Name(s) of Registered Holder(s) ____________________________________________
    Window Ticket Number (if any) ______________________________________________
    Date of Execution of Notice of Guaranteed Delivery _________________________ Name of Institution which guaranteed delivery ______________________________

  IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:
  Account Number ______________    Transaction Code Number _____________________

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
    NAME: ______________________________________________________________________
    ADDRESS: ___________________________________________________________________
                                          ______________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Old Notes as are being tendered hereby.



    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuers. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact with full power of substitution, for purposes of delivering this Letter and the Old Notes to the Issuers. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the Expiration Date and coupled with an interest. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the Holder of such Old Notes nor any such other person is participating, intends to participate or has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the Holder of such Old Notes nor any such other person is an "affiliate," of the Issuers, as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act").



    The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") set forth in no-action letters to third parties, based on which the Issuers believe that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by any Holder thereof (other than any such Holder that is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holder's business and such Holder has no arrangement with any person to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that in reliance on an interpretation by the staff of the SEC, a broker-dealer may fulfill his prospectus delivery requirements with respect to the New Notes (other than a resale of an unsold allotment from the original sale of the Old Notes) with the Prospectus which constitutes part of this Exchange Offer.



    The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.


    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

--------------------------------------------------------------------------------

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD
  NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE
  OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person of persons whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue: New Notes and/or Old Notes to:

  Name(s): ___________________________________________________________________
                             (PLEASE TYPE OR PRINT)

   __________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  Employer Identification # or Social Security Number: _______________________ / / Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

  ____________________________________________________________________________
          (BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER, IF APPLICABLE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person of persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.

  Mail: New Notes and/or Old Notes to:

  Name(s): ___________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      IMPORTANT; THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER
  REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

   PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING
                                 ANY BOX ABOVE.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

Dated:
          SIGNATURE(S) OF OWNER                              DATE

  Area code and Telephone Number _____________________________________________

      If a Holder is tendering any Old Notes, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Capacity: __________________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

  SIGNATURE(S) GUARANTEED BY AN ELIGIBLE INSTITUTION:

                                         (AUTHORIZED SIGNATURE)
                      (TITLE)
                  (NAME AND FIRM)
Dated:

--------------------------------------------------------------------------------

                                  INSTRUCTIONS


    FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER OF 13% SENIOR SECURED REDEEMABLE NOTES DUE 2005, SERIES B FOR ANY AND ALL OUTSTANDING 13% SENIOR SECURED REDEEMABLE NOTES DUE 2005, SERIES A OF EPIC RESORTS, LLC AND EPIC CAPITAL CORP.


    1. DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES: This letter is to be completed by noteholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.


    Noteholders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution and a Notice of Guaranteed Delivery must be signed by such Holder,
(ii) on or prior to the Expiration Date, the Exchange Agent must receive from the Holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery), substantially in the form provided by the Issuers, setting forth the name and address of the Holder of Old Notes, the certificate number or numbers of the tendered Old Notes, and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within four
(4) business days after the date of delivery of the Notice of Guaranteed Delivery, the tendered Old Notes, a duly executed Letter of Transmittal and any other required documents will be deposited by the Eligible Institution with the Exchange Agent and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, must be received by the Exchange Agent within four (4) business days after the Expiration Date.


    The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer" section of the Prospectus.


    2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER): If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes--Principal Amount of Old Notes Transmitted." Holders whose Old Notes are not tendered or are tendered but not accepted in the Exchange Offer will continue to hold such Old Notes and will be entitled to all the rights and preferences and subject to the limitations applicable thereto under the Indenture. Following consummation of the Exchange Offer, the Holders will continue to be subject to the existing restrictions upon transfer thereof and the Issuers will have no further obligation to such Holders to provide for the registration under the Securities Act of the Old Notes held by them. ALL OF

THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

    3.  SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF
SIGNATURES: If this Letter is signed by the registered Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

    If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

    If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

    When this Letter is signed by the registered Holder or Holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

    If this Letter is signed by a person other than the registered Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holder appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.


    If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted.


    ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION").

    SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS," ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

    4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS: Tendering Holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or Old Notes not exchanged are to be sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

    5. TRANSFER TAXES: The Issuers will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, certificates representing New Notes and/or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.


    EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.


    6. WAIVER OF CONDITIONS: The Issuers reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.


    7. NO CONDITIONAL TENDERS: No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.


    Neither the Issuers, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.


    8. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES: Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES: Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address indicated above.

                           IMPORTANT TAX INFORMATION

    Under current Federal income tax law, any Holder whose tendered Old Notes are accepted for payment generally is required to provide the Exchange Agent (as agent for the payer) with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If such Holder of Old Notes is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Holder of Old Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holders of Old Notes with respect to New Notes may be subject to backup withholding.

    Certain Holders of Old Notes (including, among others, all corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. Exempt Holders of Old Notes should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that Holder of Old Notes must submit a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to his or her exempt status. Such statements can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute W-9 for additional instructions.

    If backup withholding applies, the Exchange Agent is required to withhold 31 percent of any such payments made to the Holder of Old Notes, Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

    PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments that are made to a Holder of Old Notes with respect to Old Notes exchanged pursuant to the Exchange Offer, each Holder of Old Notes is required to notify the Exchange Agent of his, her or its correct TIN by completing the Substitute Form W-9 below certifying the TIN provided on such form is correct (or that such Holder of Old Notes is awaiting a TIN) and that (1) such Holder of Old Notes has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified such Holder of Old Notes that he, she or it is no longer subject to backup withholding.

    WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    The Holder of Old Notes is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Old Notes. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

    PAYER'S NAME: UNITED STATES TRUST COMPANY OF NEW YORK AS EXCHANGE AGENT

-----------------------------------------------------------------------------------------
           SUBSTITUTE             Part 1: PLEASE             Social Security Number
            FORM W-9              PROVIDE YOUR TIN IN    OR --------------------------
   Department of the Treasury     THE BOX AT RIGHT AND   Employer Identification Number
    Internal Revenue Service      CERTIFY BY SIGNING
                                  AND DATING BELOW

                                  -------------------------------------------------------
                                  Part 2: Certification--Under penalties of perjury, I
                                  certify that:
                                  (1) The number shown on this form is my current
                                  taxpayer identification number (or I am waiting for a
                                  number to be issued to me) and
                                  (2) I am not subject to backup withholding because (a)
                                  I am exempt from backup withholding, (b) I have not
  Payer's Request for Taxpayer    been notified by the Internal Revenue Service (the
  Identification Number (TIN)
                                  "IRS") that I am subject to backup withholding as a
                                  result of a failure to report all interest or dividends
                                  or (c) the IRS has notified me that I am no longer
                                  subject to backup withholding.
                                  -------------------------------------------------------
                                  Part 3: Awaiting TIN  / /
-----------------------------------------------------------------------------------------
 CERTIFICATE INSTRUCTIONS--You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the
 IRS that you are no longer subject to backup withholding, do not cross out such Item
 (2).

 SIGNATURE: ------------------------------------------------- DATE:--------------------
-----------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE W-9" FOR ADDITIONAL DETAILS

NOTE:  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or
 (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.
SIGNATURE: -------------------------------------------  DATE: ------------------
--------------------------------------------------------------------------------

                         NOTICE OF GUARANTEED DELIVERY

                             OFFER FOR OUTSTANDING
             13% SENIOR SECURED REDEEMABLE NOTES DUE 2005, SERIES B
                                IN EXCHANGE FOR
             13% SENIOR SECURED REDEEMABLE NOTES DUE 2005, SERIES A
                                       OF
                               EPIC RESORTS, LLC

                                      AND

                               EPIC CAPITAL CORP.

    This form or one substantially equivalent to it must be used to exchange the 13% Senior Secured Redeemable Notes Due 2005, Series A of Epic Resorts, LLC and Epic Capital Corp. (collectively referred to as the "Issuers") (the "Old Notes") if certificates for the Old Notes are not immediately available or if time will not permit the Letter of Transmittal or other required documents to reach the United States Trust Company of New York (the "Exchange Agent") prior to 5:00 p.m. New York City time on December 10, 1998 (the "Expiration Date"), at which time the right to exchange the Old Notes terminates. This form must be delivered by hand, mail, telegram or facsimile transmission to the Exchange Agent as follows:

   MAIL DELIVERY TO: United States Trust Company of New York, EXCHANGE AGENT

                                    By Mail:
                    United States Trust Company of New York
                          P.O. Box 844, Cooper Station
                            New York, NY 10276-0844
                      Attention: Corporate Trust Services


                        By Hand:                                            By Overnight Delivery:
         United States Trust Company of New York                    United States Trust Company of New York
                111 Broadway, Lower Level                                  770 Broadway, 13th Floor
                   New York, NY 10006                                         New York, NY 10003
           Attention: Corporate Trust Services                        Attention: Corporate Trust Services

                           By Facsimile Transmission
                       (For Eligible Institutions Only):
                                 (212) 420-6152
                              Confirm By Telephone
                                 1-800-548-6565

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

    UNDER THE TERMS OF THIS DOCUMENT, THE OLD NOTES, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL, AND OTHER DOCUMENTS REQUIRED BY THE LETTER OF TRANSMITTAL MUST BE DELIVERED TO THE EXCHANGE AGENT WITHIN FOUR BUSINESS DAYS AFTER THE DATE OF DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY.

    Ladies and Gentlemen:

    The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Registration Statement on Form S-4 filed by Epic Resorts, LLC, a Delaware limited liability company and Epic Capital Corp., a Delaware corporation, with the Securities and Exchange Commission (the "Registration Statement") and the accompanying Prospectus dated November 12, 1998 included therein (the "Prospectus"), receipt of which is hereby acknowledged:

                       DESCRIPTION OF SECURITIES TENDERED

         Please fill in your name(s) exactly
            as it appears on your Note(s)                             PLEASE FILL IN
               and your present address                            NUMBERS AND AMOUNTS
Name(s):                                                        Note               Principal
                                                             Number(s)               Amount

Address(es):

                                                TOTALS

Signatures (all registered holders must sign):            Address:

-------------------------------------------------------   -------------------------------------------------------

-------------------------------------------------------   -------------------------------------------------------
                 (Please Type or Print)                   Area Code and Daytime Telephone Number:
                                                          (      )       -
                                                          -------------------------------------------------------

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                                   GUARANTEE

    The undersigned, a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, hereby guarantees to deliver to the Exchange Agent at the address set forth above, Old Note certificates surrendered for exchange hereby in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal and any other documents required by the Letter of Transmittal, within four (4) business days after the date of delivery of this Notice of Guaranteed Delivery.

Dated:              , 1998                                     Name of Firm:
                                                                Sign Here:
                                                          (Authorized Signature)
                                                                   Name:
                                                          (Please type or print)
                                                     (Area code and Telephone Number)
                                                                                    Address:
                                                                                  (Zip Code)

    NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                               EPIC RESORTS, LLC
                               EPIC CAPITAL CORP.

                               OFFER TO EXCHANGE

                            ALL OF THEIR OUTSTANDING

             13% SENIOR SECURED REDEEMABLE NOTES DUE 2005, SERIES A

                                   FOR THEIR

             13% SENIOR SECURED REDEEMABLE NOTES DUE 2005, SERIES B

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
                   NEW YORK CITY TIME, ON DECEMBER 10, 1998,
                     UNLESS THE EXCHANGE OFFER IS EXTENDED.

To Our Clients:

    Enclosed for your consideration is a Prospectus dated November 12, 1998 ("Prospectus") and the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer") relating to an offer by Epic Resorts, LLC, a Delaware limited liability company, and Epic Capital Corp., a Delaware corporation (collectively referred to as the "Issuers"), to exchange all of their outstanding 13% Senior Secured Redeemable Notes due 2005, Series A ("Old Notes") for their 13% Senior Secured Redeemable Notes due 2005, Series B upon the terms and subject to the conditions set forth in the Exchange Offer.

    We are the holder of record of Old Notes held by us for your account. A tender for exchange of such Old Notes can be made only by us as the holder of record and pursuant to your instructions. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender for exchange Old Notes held by us for your account.

    We request instructions as to whether you wish to have us tender for exchange on your behalf any or all of such Old Notes held by us for your account, pursuant to the terms and subject to the conditions set forth in the Exchange Offer.

    Your attention is directed to the following:

        1. The Exchange Offer and withdrawal rights will expire at 5:00 P.M., New York City time, on December 10, 1998, unless the Exchange Offer is extended. Your instructions to us should be forwarded to us in ample time to permit us to submit a tender on your behalf.

        2. The Exchange Offer is made for all Old Notes outstanding constituting $130,000,000 aggregate principal amount as of the date of the Prospectus.

        3. The minimum permitted tender is $1,000 principal amount of Old Notes, and all tenders must be in integral multiples of $1,000.

        4. The Offer is conditioned upon the satisfaction of certain conditions set forth in the Prospectus under the caption "The Exchange
    Offer--Conditions of the Exchange Offer." The Exchange Offer is not conditioned upon any minimum principal amount of Old Notes being tendered for exchange.

        5. Tendering Holders will not be obligated to pay brokerage fees or commissions or, except as set forth in Instruction 5 of the Letter of Transmittal, transfer taxes applicable to the exchange of Old Notes pursuant to the Exchange Offer.

        6. In all cases, exchange of Old Notes tendered and accepted for exchange pursuant to the Exchange Offer will be made only after timely receipt by the United States Trust Company of New

    York ("Exchange Agent") of (i) certificates representing such Old Notes or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes,"
    (ii) the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or confirmation in connection with a book-entry transfer, and (iii) any other documents required by the Letter of Transmittal. Accordingly, payment may be made to tendering Holders at different times if delivery of the Old Notes and other required documents occurs at different times.

    The Exchange Offer is being made solely by the Prospectus and the related Letter of Transmittal and is being made to all Holders of Old Notes. The Issuers are not aware of any state where the making of the Exchange Offer is prohibited by administrative or judicial action pursuant to any valid state statute. If the Issuers become aware of any valid state statute prohibiting the making of the Exchange Offer or the acceptance of Old Notes tendered for exchange pursuant thereto, the Issuers will make a good faith effort to comply with any such state statute or seek to have such statute declared inapplicable to the Exchange Offer. If, after such good faith effort, the Issuers cannot comply with such state statute, the Exchange Offer will not be made to, nor will tenders be accepted from or on behalf of, the holders of Old Notes in such state. In any jurisdiction where the securities, blue sky or other laws require the Exchange Offer to be made by a licensed broker or dealer, the Exchange Offer shall be deemed to be made on behalf of the Issuers by one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

    If you wish to have us tender any or all of the Old Notes held by us for your account, please instruct us by completing, executing and returning to us the instruction form contained in this letter. If you authorize a tender for exchange of your Old Notes, the entire aggregate principal amount of such Old Notes will be tendered for exchange unless otherwise specified in such instruction form. Your instructions should be forwarded to us in ample time to permit us to submit a tender on your behalf prior to the expiration of the Exchange Offer.

                        INSTRUCTIONS WITH RESPECT TO THE

                               EPIC RESORTS, LLC
                               EPIC CAPITAL CORP.

                               OFFER TO EXCHANGE

                                  ALL OF THEIR

             13% SENIOR SECURED REDEEMABLE NOTES DUE 2005, SERIES A

                                   FOR THEIR

             13% SENIOR SECURED REDEEMABLE NOTES DUE 2005, SERIES B

    The undersigned acknowledge(s) receipt of your letter enclosing the Prospectus dated November 12, 1998 and the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer") pursuant to an offer by Epic Resorts, LLC, a Delaware limited liability company and Epic Capital Corp., a Delaware corporation, to exchange all of their outstanding 13% Senior Secured Redeemable Notes due 2005, Series A ("Old Notes") for their 13% Senior Secured Redeemable Notes due 2005, Series B.

    This will instruct you to tender the principal amount of Old Notes indicated below (or, if no number is indicated below, the entire aggregate principal amount) which are held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Exchange Offer.

 -------------------------------------------------------------------------------

 Aggregate Principal Amount of Old Notes to be Tendered:*  $ ___________________

 Dated: ___________________________________________________________________, 199
 ---
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                    SIGN HERE

 Signature(s): _________________________________________________________________

 Please print name(s): _________________________________________________________

 Address: ______________________________________________________________________

 Area Code and Telephone Number: _______________________________________________

 Tax Identification or Social Security Number: _________________________________
 -------------------------------------------------------------------------------

------------------------

* Unless otherwise indicated, it will be assumed that the entire principal amount of the Old Notes held by us for your account are to be tendered for exchange. The minimum permitted tender is $1,000 principal amount of Old Notes, and all tenders must be in integral multiples of $1,000.

                               EPIC RESORTS, LLC
                               EPIC CAPITAL CORP.

                               OFFER TO EXCHANGE

                            ALL OF THEIR OUTSTANDING

             13% SENIOR SECURED REDEEMABLE NOTES DUE 2005, SERIES A

                                   FOR THEIR

             13% SENIOR SECURED REDEEMABLE NOTES DUE 2005, SERIES B

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
              NEW YORK CITY TIME, ON THURSDAY, DECEMBER 10, 1998,
                     UNLESS THE EXCHANGE OFFER IS EXTENDED.

                                                               NOVEMBER 12, 1998

To Brokers, Dealers, Commercial Banks,
  Trust Companies and Other Nominees:

    Epic Resorts, LLC, a Delaware limited liability company and Epic Capital Corp., a Delaware corporation (collectively, the "Issuers"), are offering to exchange all of their outstanding 13% Senior Secured Redeemable Notes due 2005, Series A ("Old Notes") for their 13% Senior Secured Redeemable Notes due 2005, Series B upon the terms and subject to the conditions set forth in the Prospectus dated November 12, 1998 ("Prospectus") and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer") enclosed herewith.

    The Exchange Offer is conditioned upon satisfaction of certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions of the Exchange Offer." The Exchange Offer is not conditioned upon any minimum principal amount of Old Notes being tendered for exchange.

    Enclosed herewith for your information and forwarding to your clients for whose accounts you hold Old Notes registered in your name or in the name of your nominee are copies of the following documents:

        1.  The Prospectus dated November 12, 1998.

        2. The green Letter of Transmittal to tender Old Notes for exchange (for your use and for the information of your clients). Facsimile copies of the Letter of Transmittal may be used to tender Old Notes for exchange.

        3. The pink Notice of Guaranteed Delivery (to be used to tender Old Notes for exchange if certificates for Old Notes are not immediately available or if such certificates for Old Notes and all other required documents cannot be delivered to United States Trust Company of New York ("Exchange Agent") on or prior to the Expiration Date or if the procedures for book-entry transfer cannot be completed on a timely basis.)

        4. A yellow printed form of letter which may be sent to your clients for whose accounts you hold Old Notes registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer.

        5. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

    YOUR PROMPT ACTION IS REQUESTED. WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE. PLEASE NOTE THAT THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 10, 1998, UNLESS THE EXCHANGE OFFER IS EXTENDED.

    In order for Old Notes to be validly tendered pursuant to the Exchange Offer, (i) a duly executed and properly completed Letter of Transmittal (or facsimile thereof) together with any required signature guarantees, or confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account maintained at The Depository Trust Company (the "Book-Entry Transfer Facility"), must be received by the Exchange Agent on or prior to the Expiration Date, and (ii) either certificates representing tendered Old Notes must be received by the Exchange Agent or such Old Notes must be tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility, and confirmation of book-entry transfer must be received by the Exchange Agent, all in accordance with the instructions set forth in the Prospectus.

    If a Holder (as defined in the Prospectus) desires to tender Old Notes for exchange pursuant to the Exchange Offer and such Holder's Old Note certificates are not immediately available or such Holder cannot deliver the Old Note certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or such Holder cannot complete the procedure for delivery by book-entry transfer on a timely basis, such Old Notes may nevertheless be tendered for exchange by following the guaranteed delivery procedures specified in the Prospectus under the caption "The Exchange Offer-- Guaranteed Delivery Procedures."

    The Issuers will not pay any fees or commissions to any broker or dealer or any other person for soliciting tenders of Old Notes pursuant to the Exchange Offer. The Issuers will, however, upon request, reimburse you for customary mailing and handling expenses, incurred by you in forwarding any of the enclosed materials to your clients. The Issuers will pay or cause to be paid any transfer taxes applicable to the exchange of Old Notes pursuant to the Exchange Offer, except as otherwise provided in Instruction 5 of the Letter of Transmittal.

    Any inquiries you may have with respect to the Exchange Offer should be addressed to the Exchange Agent, at its address and telephone numbers set forth in the Prospectus under the caption "The Exchange Offer--Exchange Agent." Additional copies of the enclosed material may be obtained from the Exchange Agent.

                                          Very truly yours,

                                          Epic Resorts, LLC
                                          Epic Capital Corp.

    NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON THE AGENT OF THE ISSUERS OR THE EXCHANGE AGENT, OR ANY AFFILIATE OF ANY OF THEM, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENT OR USE ANY DOCUMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE ENCLOSED DOCUMENTS AND THE STATEMENTS THEREIN.

                                       2